                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $1,500,000,000 aggregate principal amount (at stated maturity) of equity and debt securities and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

Executed the date set opposite my name.


July 29, 1998

                                      /s/  J.M. Biggar
                                    ----------------------------
                                    J.M. Biggar
                                    Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $1,500,000,000 aggregate principal amount (at stated maturity) of equity and debt securities and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

Executed the date set opposite my name.

July 18, 1998

                                      /s/  D.E. Collins
                                    ----------------------------
                                    D.E. Collins
                                    Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $1,500,000,000 aggregate principal amount (at stated maturity) of equity and debt securities and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

Executed the date set opposite my name.

July 21, 1998

                                      /s/  D.E. Evans
                                    ----------------------------
                                    D.E. Evans
                                    Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $1,500,000,000 aggregate principal amount (at stated maturity) of equity and debt securities and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

Executed the date set opposite my name.

July 22, 1998

                                      /s/  R.W. Mahoney
                                    ----------------------------
                                    R.W. Mahoney
                                    Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $1,500,000,000 aggregate principal amount (at stated maturity) of equity and debt securities and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

Executed the date set opposite my name.

July 23, 1998

                                      /s/  W.G. Mitchell
                                    ----------------------------
                                    W.G. Mitchell
                                    Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $1,500,000,000 aggregate principal amount (at stated maturity) of equity and debt securities and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

Executed the date set opposite my name.

July 23, 1998

                                      /s/  A.M. Mixon
                                    ----------------------------
                                    A.M. Mixon, III
                                    Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $1,500,000,000 aggregate principal amount (at stated maturity) of equity and debt securities and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

Executed the date set opposite my name.

July 22, 1998

                                      /s/  Curtis E. Moll
                                    ----------------------------
                                    C.E. Moll
                                    Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $1,500,000,000 aggregate principal amount (at stated maturity) of equity and debt securities and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

Executed the date set opposite my name.

July 23, 1998

                                      /s/  H.O. Petrauskas
                                    ----------------------------
                                    H.O. Petrauskas
                                    Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $1,500,000,000 aggregate principal amount (at stated maturity) of equity and debt securities and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

Executed the date set opposite my name.

July 20, 1998

                                      /s/  R.K. Smucker
                                    ----------------------------
                                    R.K. Smucker
                                    Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Director, Chairman of the Board and Chief Executive Officer of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director and officer of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $1,500,000,000 aggregate principal amount (at stated maturity) of equity and debt securities and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

Executed the date set opposite my name.

July 23, 1998

                                      /s/  J.G. Breen
                                    ----------------------------
                                    J.G. Breen
                                    Director, Chairman of the Board and
                                    Chief Executive Officer

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Director, President and Chief Operating Officer of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director and officer of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $1,500,000,000 aggregate principal amount (at stated maturity) of equity and debt securities and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

Executed the date set opposite my name.

July 17, 1998

                                      /s/  T.A. Commes
                                    ----------------------------
                                    T.A. Commes
                                    Director, President and Chief Operating
                                    Officer

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Senior Vice President-Finance, Treasurer and Chief Financial Officer of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as an officer of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $1,500,000,000 aggregate principal amount (at stated maturity) of equity and debt securities and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

Executed the date set opposite my name.
July 23, 1998

                             /s/  L.J. Pitorak
                           ----------------------------
                           L.J. Pitorak
                           Senior Vice President-Finance, Treasurer and
                           Chief Financial Officer

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Vice President-Corporate Controller of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as an officer of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $1,500,000,000 aggregate principal amount (at stated maturity) of equity and debt securities and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

Executed the date set opposite my name.
July 23, 1998

                             /s/  J.L. Ault
                           ----------------------------
                           J.L. Ault
                           Vice President-Corporate Controller